UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SPARK NETWORKS, INC.

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The purpose of this Schedule 14A is to file an investor presentation to be used by Spark Networks, Inc. (the “Company”) in presentations to ISS and stockholders beginning on May 20, 2014.

Additional Information and Where to Find It

Spark, its directors and certain of its executive officers and employees are considered to be participants in the solicitation of proxies from stockholders in connection with the matters to be presented at Spark’s 2014 Annual Meeting. On April 30, 2014, Spark filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from its stockholders and has mailed its proxy statement to stockholders along with a WHITE PROXY CARD. SPARK NETWORKS, INC. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement filed by the Company with the SEC in connection with the Company’s 2014 Annual Meeting. Stockholders may obtain the definitive proxy statement and any other documents filed by the Company with the SEC in connection with the 2014 Annual Meeting free of charge at the SEC’s website at www.sec.gov, at the Company’s website at www.spark.net, or by writing to Spark Networks, Inc. at 11150 Santa Monica Blvd., Suite 600, Los Angeles, CA 90025, or by contacting Georgeson Inc. at 888-293-6812 or sparknetworks@georgeson.com.

NYSE MKT: LOV Investor Presentation

Safe Harbor Statement Except for statements of historical fact, the information presented herein may constitute forward-looking statements within the meaning of and subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe,” and similar expressions and variations thereof. Such forward-looking statements include statements regarding the intent, belief, current expectations or projections about future events of Spark Networks, Inc. Readers are cautioned that these forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Spark Networks, Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include without limitation, general economic and business conditions, the loss of market share, changes in the competitive landscape, failure to keep up with technological advances and other factors over which Spark Networks, Inc. has little or no control. Spark Networks, Inc. undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date hereof. Consent to cite to the third party sources referenced herein was neither sought nor obtained.

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Table of Contents I. Executive Summary II. Long-Term Strategy III. Significant Value Creation Over the Last Three Years IV. Pursuing Attractive Growth Opportunities V. Current Situation with Osmium 3

I. Executive Summary

Executive Summary Spark Board has a clear strategy to continue to deliver stockholder value Proven three-year track record of growth and stock price appreciation under new management team Existing team has a detailed long-term strategy that sets the stage for long-term growth The Company strongly believes Osmium has: No specific plan or path to growing the Company Repeatedly failed to negotiate in good faith to avoid this unnecessary proxy fight Consistently misled Company management, the Board and stockholders Proven unwilling to engage in anything but unsubstantiated attacks

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Executive Summary We believe Osmium has nothing useful to offer Spark Mgmt. & Board Clear, consistent strategy in place; focused on driving profitable growth with diversified revenue base Proven track record of driving shareholder value Stock price up 47% and market capitalization up 70% since Greg Liberman was appointed CEO (despite disruption driven by Osmium’s proxy fight) Exhibited operational excellence by scaling business, building brands and diversifying revenue Hyper-focused on efficiently deploying capital in manner that will maximize long-term value Demonstrated willingness to make tough decisions to drive value Increased disclosure of metrics in response to investors’ constructive feedback First-time subscribers, winbacks and renewals Striking balance between transparency and competitively sensitive data Sources: Capital IQ; market data as of 5/19/2014. Osmium Partners Led by John Lewis, who the Company believes lacks operational or board experience Has not disclosed any details regarding their strategic plan for the Company Looking to control the Company, without paying a premium, with a proposed slate of board directors The Company believes: Osmium has exhibited clear unwillingness to negotiate with management and the Board in good faith Actions have been, and will continue to be, disruptive to forward progress

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II. Long-Term Strategy

Dynamic Shift from State of Business in 2010 Spark was a declining business that had struggled to grow for five years Greg Liberman was appointed CEO in 2011 to take the Company in a new direction Revenue up 70% since 2010, reversing a four-year decline Business was almost entirely dependent on JDate, which represented 56% of average paying subscribers and 67% of revenue ChristianMingle was nascent: $6M in revenue 26K average paying subscribers Little brand awareness, few community relationships Other Spark sites (such as AmericanSingles) were undifferentiated from competitors, lacked scale and brand Sources: SEC filings. Annual Revenue $MM $80 $68.9 $69.4 $70 $65.2 $61.7 $57.3 $60 $48.5 $50 $45.4 $40.9 $40 $30 $20 2006 2007 2008 2009 2010 2011 2012 2013 Average Paying Subscribers Total Subs. 2010: 161,631 Total Subs. 2013: 297,697 20,232 44,813 84,149 2010—2013 90,452 26,366 193,316 Jewish Christian Other Networks Networks Networks

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Long-Term Strategy

Where we are going…

Leverage the Platform

Long-term growth Sustainable cash flow Revenue diversification

Optimizing Profitability Across Networks

Benefit from network effects/scale Realize operating leverage Drive marketing efficiencies and pricing optimization across businesses

Created a Second Iconic Brand

ChristianMingle now spark’s largest brand Third most recognized online dating brand in the U.S. More than 80% brand awareness among Christians

Consistent, Clear Strategy Over Three-Year Period

Stabilize JDate and invest in ChristianMingle's growth

2011
- Greg Liberman appointed CEO
- Started to build solid foundation in Christian community

"Depending upon how big the opportunity turns out to be and how much we can continue to ramp spending, it may take a couple of years to see the benefits of this growth materialize"

– Q4 '10 Earnings Call (3/10/2011)

2012
- Continued to ramp investment in Christian Networks
- Christian Networks contributed more than 50% of Company's 2012 revenue

"...our primary focus is on investing in Christian Networks and continuing to build the ChristianMingle brand and subscriber base"

– Q2 '12 Earnings Call (8/14/2012)

2013
- ChristianMingle exceeded 10M members
- Mobile logins grew 90% and 60% for JDate and ChristianMingle respectively[1]

"...investing in and fortifying Christian Networks foundation for long-term, sustainable growth remains a key focus"

– Q3 '13 Earnings Call (11/13/2013)

2014
- Appointed D. Hughes and V. Thompson to Board
- Christian Networks contribution improved 83% in Q1 '14

"...once we felt we had achieved critical mass, we planned to begin slowing the growth rate of our direct marketing spend"

– Q4 '13 Earnings Call (3/5/2014)

Consistent, clear strategy over three-year period

Notes:
Sources: SEC Filings
(1) Represents average annual growth for 2013 over 2012

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sparknetworks®
Igniting Relationships

Why ChristianMingle? Christian singles market is >30x Jewish market in US; goal was to replicate JDate’s success In millions U.S. Christian Market Jewish Market Estimated U.S. adult population 216.0 — Portion of U.S. adults that affiliate with the religion 73% 2% U.S. adult population affiliated with religion 157.2 4.4 Portion of U.S. adults that are single 39% 46% U.S. single adults affiliated with religion 61.3 2.0 Portion of adults that use the Internet 83% — Estimated U.S. Target Market 51.1 1.7 Target Market Target Market Sources: U.S. Census 2010, Pew Internet, Gallup, American Religious Identification Survey 2008, ARIS Report, Jewish Virtual Library and Barna Group.

Results: ChristianMingle Has Become a Leading Brand

The brand in the Christian market

Brand Awareness

- ~80% of general population
- 3rd most recognized dating property in the U.S.
- Not only the largest Christian dating site, but one of the leading Christian properties online of any kind with significantly more page views than any other Christian website

Reach

- On a monthly basis, Christian Networks segment:
  - Reaches > 6M monthly unique visitors
  - Delivers > 200M monthly page views
- Church directory houses > 115K churches in U.S.

Massive Opportunities

- Drive subscription dating business by continuing to expand and enhance service offerings, both via traditional desktop and emerging platforms (i.e., mobile)
- Leverage Christian Networks' distribution platform to tap further into Christian commerce market and grow media revenue

Scaled Network

- Rapidly growing subscriber base, strategic marketing investment and community relationship building has driven the ChristianMingle brand to critical mass
- Subscribers and revenue have each grown ~600% since 2010
- Just starting to leverage installed base to drive long-term cash flows

Sources: U.S. Census 2009, Pew Internet, Gallup, American Religious Identification Survey 2008, ARIS Report, Jewish Virtual Library and Barna Group.

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sparknetworks Igniting Relationships

JDate Retains Its Unmatched Reach into Jewish Market

Model to which niche dating sites aspire

Category Leading Brand	▪ Strong brand recognition and deep ties to the community ▪ JDate responsible for more Jewish marriages than all other online dating sites combined ▪ 80% of JDate traffic is direct type-in, bookmarked or natural search (i.e., free)
Success Matters and is Rewarded	▪ Success has led to a very strong network, low SAC, low churn and high LTV ▪ Contribution margins have been nearly 90% for 12 consecutive years
Community Credibility Creating Opportunities	▪ With its 17 year history, JDate sits at the core of the Jewish community ▪ Trusted brand easily leveraged to exploit large opportunity in mobile ▪ As the brand in Jewish dating, opportunities across media, commerce and other segments are real
Consistent, Reliable Cash Flow	▪ Jewish Networks returned ~$70M in contribution over the last 3 years ▪ Industry leading average revenue per user has remained consistent at ~$25 ▪ Cash flows geographically diversified across Israel, Europe and U.S.

Sources: SEC Filings

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Situation Overview Spark has exhibited significant growth; poised to benefit from investments & diversification [Graphic Appears Here] Demonstrated 2013 revenue +70% vs. 2010 Record of Growth & Diversification Christian Networks now represents ~60% of the total business ChristianMingle has ~80% brand awareness across population Category Leaders JDate responsible for more Jewish marriages than all other online dating sites combined Scale and brand are key to drive network effects and profits Pursuing Massive Opportunity Total addressable U.S. singles market consists of 51.1M Christians and 1.7M Jews Authentic, niche communities support broad media reach Multiple Avenues for Growth Gospel Media Group platform provides access to $4.6Bn Christian retail market Have led and advised public & Internet / media businesses Experienced Management Team Relationships / history in key communities are critical and Board Led by CEO with a decade of experience with the Company Sources: U.S. Census 2009, Pew Internet, Gallup, American Religious Identification Survey 2008, ARIS Report, Jewish Virtual Library and Barna Group; CBA estimates.

III. Significant Value Creation Over the Last Three Years

Investments Have Returned Spark to Growth Paying subscriber base has grown 84% since 2010 Jewish Networks has maintained its highly dedicated subscriber and member base Christian Networks has grown +600% to more than 180k subscribers Laser-focused strategy has been highly effective at driving growth 300,000 297,697 259,244 250,000 196,335 Subscribers 200,000 Paying 161,631 . Avg 150,000 100,000 2010 2011 2012 2013 Sources: SEC filings.

Revenue Has Grown with Subscribers Spark team has significantly scaled and diversified the business over the last three years Revenue increased from $41M in 2010 to $69M in 2013 ChristianMingle grew from $6M to $40M in this period JDate has remained stable and highly profitable Christian Networks now contributes ~60% of total revenue $75,000 $69,409 $61,743 (‘000’s) $60,000 Revenue $48,493 $45,000 $40,851 $30,000 2010 2011 2012 2013 Sources: SEC filings.

Shareholders Have been Rewarded Significant value creation over the last three years Greg Liberman was appointed CEO on April 11, 2011 Despite Osmium’s recent disruptive behavior, since Greg Liberman was appointed CEO, Spark Networks’ share price is still up 47% Market Cap is up 70% Russell 2000 is up 34% April 11, 2011 May 19, 2014 % Change Stock Price $3.18 $4.66 47% Market Cap $65.5M $111.1M 70% Russell 2000 833.9 1,114.4 34% Sources: Capital IQ; market data as of 5/19/2014.

IV. Pursuing Attractive Growth Opportunities

Entering the Next Phase of Growth ChristianMingle is poised to transition from the investment phase to profitability At the Tip of Inflection Point, Poised for Profitability Scaled User Base Supports Self Sustaining Network Authenticity, Relationships and Brand Enable Opportunity in Media & Commerce Large International Opportunity (U.S. is Only 25% of Christian Singles Market) Additional Upside from Investments in Mobile and Expanded Premium Offerings

Christian Opportunity is Global Addressable Christian Singles Market (in millions) US Market 40 51 European Market 15 Asian Market South American Market 86 Sources: U.S. Census 2009, Pew Internet, Gallup and American Religious Identification Survey 2008.

Gospel Media Group Reach 6M+ Unique Visitors 200M+ Page Views 30M+ Emails Sent Each Month Faith-based content destination that provides sermons and advice to the community Online greeting card site that provides meaningful, spiritual eCards to the community Largest online community for Christian singles worldwide Website and newsletter that delivers daily inspirational and powerful verses from the bible Content site with faith- based videos that include uplifting stories and humorous events A Leading Faith Based Online Distribution Platform

Christian Media and Commerce Opportunity GMG platform provides access to the large, fragmented Christian retail market $4.6 billion Christian Commerce Market Opportunity Christian Stores Experienced 8.5% Overall Gain in 2012 Christian Stores are Making Strong Moves into Digital Marketing / eCommerce With increasing popularity in digital books, Christian retailers must change their strategies to adjust to shifting market demands Huge online opportunity in digital music and ecards Before digital downloads, music made up ~50% of inventory in the average Christian store 35% of Americans send religious online greeting cards Sources: CBA estimates, EPA Communications and Publishers Weekly.

Mobile Growth Strategy Continuing to enhance our mobile presence is both a short- and long-term priority Flexible API-based architecture improves both short- and long-term mobile capabilities Continuous improvements to mobile web sites (major JD update launched 5/15) Mobile First Development Focus Innovative new features and revenue streams will accompany launch of full-featured native apps for each key site Building complementary mobile products and services Mobile logins are growing rapidly year-over-year, and growth will continue JDate mobile logins as a % of total logins grew 69% in Q1 ‘14 ChristianMingle mobile logins as a % of total logins grew 29% in Q1 ‘14 and now comprise a majority of ChristianMingle’s logins Sources: Q1 2014 earnings call transcript.

V. Current Situation with Osmium

History of Conversations with Osmium The Company believes that Osmium has continued to act in bad faith In 2013, in advance of divestment of former largest stockholder (Great Hill Partners), Board began its search for new directors On November 20, Great Hill sold nearly its entire remaining position in the Company On November 22, John Lewis and counsel contacted the Company and initially demanded two Board seats, but then during the call, reduced demand to John Lewis himself being considered in director search process In later discussions, John Lewis stated that one Board seat would approximate his 14% economic interest in the Company On December 6, Osmium filed a 13D stating that he spoke to Company representatives on December 5 about desire to be added “immediately” to the Board John Lewis took much longer than other director candidates to submit information, which slowed down the entire process as all of the candidates were being reviewed together On December 11, the two Great Hill affiliated directors resigned from the Board

History of Conversations with Osmium (cont.) The Company believes that Osmium has continued to act in bad faith In January 2014, John Lewis informed the Company that he needed to know by the end of the second week of February whether he would be on the Board and never raised any other specific timing concerns In January and early February, the Board continued to review candidates John Lewis was kept informed and involved by the Company and its advisors through update calls, reference checks and further discussions of his materials Throughout the process, John Lewis was also repeatedly offered the opportunity to share any ideas he had for the Company’s strategy or business plans and he declined to do so On February 13, the Chair of the Nominating Committee informed John Lewis that he would be invited to join the Board and Company advisors contacted John Lewis to discuss terms On February 14, a proposed agreement was formally delivered to Lewis as per his articulated deadline and 10 calendar days prior to the nomination deadline February 14 to February 21, John Lewis did not respond to the proposed agreement and was unavailable for discussion with the Company or its advisors

History of Conversations with Osmium (cont.) The Company believes that Osmium has continued to act in bad faith On February 21, John Lewis submitted a letter to the Company demanding four Board seats, corporate governance changes and control of the Company On February 28, the Company responded to John Lewis’ control demand with a letter On March 3, a Company director, at the request of the Board, met with Lewis and reached an agreement in principle for two directors to join the Board Company asked Lewis to respond to the prior draft agreement to set terms for joining the Board On March 4, rather than marking up the prior agreement, which Osmium had had for over 2.5 weeks, Osmium submitted a brand new agreement to the Company On March 5, the Company responded to Lewis’ proposed agreement with a mark-up of its terms On March 7, with no communication in the interim, Osmium’s counsel “terminated” any settlement discussions on behalf of Osmium in an email claiming that the proposed agreement Osmium sent earlier in the week was “not an invitation to bid”

Experienced Board of Directors

Board has Highly Relevant Experience Leading and Advising Public & Internet / Media Businesses

Board Member	Date Added	Value to Spark	Experience
Greg Liberman *Chairman*	Apr 2011	• Critical to future growth and value creation • Decade of experience with Company • Proven ability to drive growth and build brands • Key relationships within communities drive value	• Prior to appointment as CEO, he served multiple management roles at Spark Networks since 2004 • Former General Counsel for Matchnet & CytRx
Jonathan Bulkeley *Director*	Sept 2006	• Significant experience as an investor, chairman and CEO of leading technology companies • Near decade of experience as Company's director provides unique / valuable perspective	• Founder & Chief Investment Officer, Blue Square Capital Management • Former CEO for Barnesandnoble.com and Lifeminders • Former Managing Partner, Achilles Partners
Benjamin Derhy *Director*	Oct 2004	• 10 year history with business • Deep understanding of business levers to drive sustainable long-term growth	• Private investor and entrepreneur, focusing on Internet, consumer products and real estate sectors • Founder, Turbo Sportswear
David Hughes *Director*	Mar 2014	• Unique combination of deep experience both in the digital marketing space and with subscription businesses	• CEO, The Search Agency, the leading independent search marketing agency in the U.S. • Former SVP, Corporate Development for United Online • Former Consultant with BCG and Mercer
Thomas Stockham *Director*	Aug 2007	• Direct experience leading comparable online media and subscription services business	• CEO, eXpertlcity • Former CEO & President, Ancestry.com • Former President, Ticketmaster.com
Vince Thompson *Director*	Mar 2014	• Expertise in helping to scale media organizations • Deep relationships across the digital media landscape	• Managing Partner, Middleshift Consulting • Former VP, Sales, Facebook • Former Regional Vice President, AOL

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sparknetworks
Igniting Relationships

Strong Corporate Governance Board is committed to corporate governance 4 out of 6 directors are independent with the Chairman, Greg Liberman, being the only management director The full Board is elected annually Majority voting standard for uncontested director elections along with resignation policy No supermajority amendment or business combination provisions in the Company’s certificate of incorporation or bylaws

Conclusion The Board has a proven strategy to create shareholder value Share price and market capitalization up 47% and 70% respectively since the board appointed Greg Lieberman as CEO ChristianMingle has become, and JDate continues to be a leading brand with strong long-term cash flow opportunity Highly qualified board with significant online media and subscription services business experience Average tenure of less than five years; added two new independent directors in March ‘14 The dissident slate does not have a long-term strategy or relevant industry experience Sources: Capital IQ; market data as of 5/19/2014.

Additional Information and Where to Find It Spark, its directors and certain of its executive officers and employees are considered to be participants in the solicitation of proxies from stockholders in connection with the matters to be presented at Spark’s 2014 Annual Meeting. On April 30, 2014, Spark filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from its stockholders and has mailed its proxy statement to stockholders along with a WHITE PROXY CARD. SPARK NETWORKS, INC. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement filed by the Company with the SEC in connection with the Company’s 2014 Annual Meeting. Stockholders may obtain the definitive proxy statement and any other documents filed by the Company with the SEC in connection with the 2014 Annual Meeting free of charge at the SEC’s website at www.sec.gov, at the Company’s website at www.spark.net, or by writing to Spark Networks, Inc. at 11150 Santa Monica Blvd., Suite 600, Los Angeles, CA 90025, or by contacting Georgeson Inc. at 888-293-6812 or sparknetworks@georgeson.com.